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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): DECEMBER 30, 1998



                       AMERICAN PRECISION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-5601              16-1284388
     (State or other jurisdiction      (Commission File     (I.R.S. Employer
         of incorporation)                 Number)          Identification No.)


           2777 WALDEN AVENUE, BUFFALO, NEW YORK                 14225
           (Address of principal executive offices)            (Zip code)


                                 (716) 684-9700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS.

           (a) The following mergers and name changes of direct and indirect wholly-owned subsidiaries of the Registrant were effective on the dates indicated:

               (i) effective December 30, 1998, Registrant's wholly-owned subsidiary API Heat Transfer Inc. (a New York corporation) was merged into its wholly-owned subsidiary API Airtech Inc. (a New York corporation), which then changed its name to API Heat Transfer Inc.;

               (ii) effective December 30, 1998, Registrant's indirect wholly-owned subsidiary API Portescap U.S. Inc. (a Pennsylvania corporation) was merged into its parent corporation API Portescap Inc. (a New York corporation);

               (iii) effective December 31, 1998, Registrant's indirect wholly-owned subsidiaries API Basco Inc. (a New York corporation), API Ketema Inc. (a Texas corporation) and API Schmidt-Bretten Inc. (a New York corporation) were merged into their parent corporation and Registrant's direct wholly-owned subsidiary API Heat Transfer Inc. (a New York corporation formerly known as API Airtech Inc.);

               (iv) effective December 31, 1998, Registrant's indirect wholly-owned subsidiaries API Controls Inc. (a New York corporation), API Deltran Inc. (a New York corporation), API Harowe Inc. (a Delaware corporation) and API Portescap Inc. (a New York corporation) were merged into their parent corporation and Registrant's direct wholly-owned subsidiary API Motion Inc. (a New York corporation);

               (v) effective December 31, 1998, Registrant's direct wholly-owned subsidiary API Electronic Components Inc. (a New York corporation) and Registrant's indirect wholly- owned subsidiary API Delevan Inc. (a New York corporation) were merged into API Electronic Components Inc.'s direct wholly-owned subsidiary API SMD Inc. (a New York corporation), which then changed its name to API Delevan Inc.; and effective December 31, 1998, Registrant contributed all of the shares of API Delevan Inc. to API Motion Inc.; and

               (vi) effective December 31, 1998, Registrant's direct wholly-owned subsidiary API AF Corporation (a New York corporation) merged into Registrant's direct wholly-owned subsidiary API Development Corporation (a New York corporation).

           (b) After giving effect to the mergers set forth in Item 5(a) above, Registrant and its direct and indirect significant subsidiaries are as set forth below:


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                 AMERICAN PRECISION INDUSTRIES INC. (Delaware)

                    API Heat Transfer Inc. (New York)
                          API Schmidt-Bretten Beteiligungs GmbH (Germany)
                              API Schmidt-Bretten Verwaltung GmbH (Germany) Schmidt-Bretten GmbH & Co. KG (Germany)
                                   Schmidt-Bretten Nederland B.V. (Netherlands)

                    API Motion Inc. (New York)
                          API Gettys Inc. (Wisconsin)
                          API Deltran (St. Kitts) Ltd.
                          API Harowe (St. Kitts) Ltd.
                          API Delevan Inc. (New York)
                          Portescap (Switzerland)
                              Portescap International (Switzerland)
                                   Portescap Deutschland GmbH (Germany)
                                   Portescap Scandinavia AB (Sweden)
                                   Portescap Polska Sp.zo.o (Poland)
                                   Portescap France SA (France)
                                   Portescap Japan Ltd. (Japan)
                                   API Positran Ltd. (England)
                                        API Portescap (UK) Ltd. (England)

Note: API-FS Corporation, API of Canada Inc., American Precision Industries (UK) Ltd., API Development Corporation, Portescap U.S. Inc., and Nitta-Apitron Co. Ltd. are omitted because in the aggregate they do not constitute a "significant subsidiary."


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN PRECISION INDUSTRIES INC.


                                            By:   /s/ Bruce McH. Kirchner
                                               --------------------------------
                                                       Bruce McH. Kirchner
                                                       Vice President and
                                                       Chief Financial Officer

Date:  January 4, 1999


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